UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 12, 2004
                                                         (August 11, 2004)


                             APOLLO GOLD CORPORATION
             (Exact name of registrant as specified in its charter)



       YUKON TERRITORY, CANADA             1-31593          NOT APPLICABLE
  (State or other jurisdiction of        (Commission       (I.R.S. Employer
   incorporation or organization)        File Number)    Identification Number)


      4601 DTC BOULEVARD, SUITE 750
             DENVER, COLORADO                                 80237-2571
  (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code: (720) 886-9656


                                    NO CHANGE
        (Former name or former address, if changed since last report)

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 11, 2004, Apollo Gold Corporation issued a press release reporting its second quarter 2004 financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

        The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into such documents by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  August 12, 2004

                                  APOLLO GOLD CORPORATION


                                  By:/s/ R. LLEE CHAPMAN
                                   --------------------------------------------
                                     R. Llee Chapman
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
   No.      Description
--------    ---------------------------------------------------------------
  99.1      Press release of Apollo Gold Corporation, dated August 11,
            2004, reporting second quarter 2004 financial results.